SUPPLEMENT TO FIDELITY'S MICHIGAN MUNICIPAL FUNDS' FEBRUARY 26, 1998
PROSPECTUS
The following information replaces similar information found under the heading "Management Fee" in the "Breakdown of Expenses" section beginning on page 20:
The total management fee for Michigan Municipal Money Market for the
fiscal year ended    December 31,     19   97     was    0.39    % of
its average net assets.
Because of a reimbursement arrangement,        the total management
fee for Spartan Michigan Municipal Income for the fiscal year ended
   December 31,     19   97     was    0.37    % of its average net
assets.